                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)          May 17, 2001
                                                -------------------------------


                             Prestige Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                       33-32692              25-1785128
----------------------------      ------------------------  -------------------
(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
    of Incorporation)                                       Identification No.)

  710 Old Clairton Road, Pleasant Hills, PA                        15236
  -----------------------------------------                     ----------
   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:     (412) 655-1190
                                                   ---------------------------


Reasons for Report:

         ITEM 5.  OTHER EVENTS
                  ------------

    Prestige Bancorp, Inc. ("Company") (NASDAQ: PRBC), the savings and loan holding company for Prestige Bank, a Federal Savings Bank, ("Bank"), today announced that on May 16, 2001, the Board of Directors declared a stock dividend of 12% to shareholders of record of June 1, 2001 for distribution on June 15, 2001. This action is being taken in order to comply with NASDAQ listing requirements.

    Persons and groups owning 5% or more of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Act of 1934, as amended (the "1934 Act"). As of April 30, 2001, management knows of no person who beneficially owns 5% or more of the Common Stock of the Company other than those individuals and the entity shown on the table immediately below. The following table sets forth as of April 30, 2001 certain information as to the Common Stock beneficially owned by the Prestige Bancorp Employee Stock Ownership Plan (the "ESOP") and each other 5% or greater stockholder of the Company and all executive officers and directors of the Company as a group.


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
                                        5% OR BETTER BENEFICIAL OWNERSHIP(1)
---------------------------------------------------------------------------------------------------------------
                                                              AMOUNT AND NATURE OF         PERCENT OF SHARES OF
                                                             BENEFICIAL OWNERSHIP OF           COMMON STOCK
                                                               COMMON STOCK AS OF            OUTSTANDING AS OF
         NAME AND ADDRESS OF BENEFICIAL OWNER                    APRIL 30, 2001               APRIL 30, 2001
-----------------------------------------------------        -----------------------       -------------------
Prestige Bancorp Employee Stock Ownership Plan.........         101,709                              9.60%
710 Old Clairton Road
Pleasant Hills, PA 15236

Morris Propp...........................................         100,985(2)                           9.53%
105 Commodore Drive
Jupiter, FL 33477

Jeffrey L. Gendell.....................................          82,036(3)                           7.74%
Tontine Financial Partners, L.P., et al
200 Park Avenue, Suite 3900
New York, NY 10166

John A. Stiver.........................................          75,518(4)                           7.13%
710 Old Clairton Road
Pleasant Hills, PA 15236

Directors & Executive Officers
as a Group (10 persons)................................           192,984(5)(6)(7)                 18.21%

----------
(1) For the purpose of this table, a record date of April 30, 2001 was utilized to reflect a 12% stock dividend. The actual record date will be June 1, 2001.

(2) Based on a Schedule 13D filed on May 31, 2000 on behalf of Morris Propp and Melvin Heller. This figure includes 521 shares of Common Stock awarded to Mr. Propp, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Propp possesses the power to direct the exercise of voting rights.

(3) Based on a Schedule 13D filed on January 2, 2001 on behalf of Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell.

(4) John A. Stiver is a former director of the Company. This figure is based on an Officer and Director Questionnaire completed by Mr. Stiver in connection with the preparation of the Proxy Statement dated
         March 28, 2001. This figure does not include 1,411 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. Stiver.

(5) For purposes of this table, the term executive officers includes all persons who were executive officers of the Company and the Savings Bank on April 30, 2001.

(6) This figure includes additional shares of Common Stock described in footnotes to the table of beneficial ownership of the Company by the directors and executive officers. This figure also includes the following: 2,665 shares of Common Stock held by Directors in a fiduciary capacity (other than related to the ESOP or the Management Retention and Recognition Plan and Trust) for another person or held by or for the benefit of family members of executive officers or directors. This figure includes unvested awards of 8,590 shares of Common Stock which have been granted to directors and executive officers of the Company and the Savings Bank under the Management Recognition and Retention Plan and Trust over which shares the named individuals possess the power to direct the exercise of voting rights and which such shares have been


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         acquired by and held in the Management Recognition and Retention Plan and Trust. This figure also includes 4,272 shares of Common Stock owned by the ESOP which are allocated to executive officers over which such executive officers have the power to direct the exercise of voting rights. Vested options of this group to purchase 29,568 shares of Common Stock were outstanding on April 30, 2001, but such shares were not included in this figure because the exercise price of such options was greater than the market price on April 30, 2001.

(7) Ownership interests of Common Stock by directors and executive officers are set forth below.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK OF DIRECTORS & EXECUTIVE OFFICERS(1)

                                                                                                               PERCENT OF
                                                                          CURRENT           SHARES OF           SHARE OF
                                                                            TERM          COMMON STOCK           COMMON
                                                            DIRECTOR         TO           BENEFICIALLY            STOCK
         NAME                                   AGE(2)      SINCE(3)       EXPIRE           OWNED(4)            OUTSTANDING
---------------------                           ------      --------       ------         ------------          -----------
George Brikis.............................        46          2001          2004                650(5)             *
Martin W. Dowling.........................        74          1992          2002              9,013(6)             *
James M. Hein, CFO........................        37           N/A          N/A              19,086(7)             1.80%
Michael R. Macosko........................        49          1992          2004             19,066(8)             1.80%
Charles P. McCullough.....................        46          1995          2003              9,081(9)             *
John Meegan...............................        42          2001          2004                650(10)            *
James A. Nania............................        53          2001          2003                650(11)            *
Morris Propp..............................        55          2001          2004            100,985(12)            9.53%
Mark R. Schoen............................        47          1994          2002              7,996(13)            *
Patricia A. White.........................        55          1989          2004             25,807(14)            2.44%
All Directors & Executive Officers........
   As a Group (10 Persons)................        --            --            --            192,984(15)           18.21%

----------
* Does not exceed 1% of the Company's voting securities.

(1) For the purpose of this table, a record date of April 30, 2001 was utilized to reflect a 12% stock dividend. The actual record date will be June 1, 2001.

(2)      As of April 30, 2001.

(3) Prior to the Conversion on June 27, 1996, the Savings Bank was a federal chartered mutual savings bank. The Company is a holding company that was created as part of the Conversion. As part of the Conversion, the then-directors of the Savings Bank were selected as Directors of the Company.

(4)      Beneficial ownership as of April 30, 2001.

(5) Mr. Brikis is a Prestige Bank Director. This figure includes 650 shares of Common Stock awarded to Mr. Brikis, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Brikis possesses the power to direct the exercise of voting rights.

(6) This figure also includes 611 shares of Common Stock awarded to Mr. Dowling, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Dowling possesses the power to direct the exercise of voting rights. This figure does not include 1,639 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. Dowling.

(7) This figure also includes 1,756 shares of Common Stock awarded to Mr. Hein, but not yet vested



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         currently held by the Management Recognition and Retention Plan and
         Trust over which shares Mr. Hein possesses the power to direct the exercise of voting rights. This figure also includes 2,076 shares of Common Stock allocated to the account of Mr. Hein established under the terms of the ESOP over which shares Mr. Hein possesses the power to direct the exercise of voting rights. This figure does not include shares of Common Stock of the Company owned by the ESOP for which Mr. Hein acts as co-trustee. This figure does not include shares of Common Stock of the Company held in the Management Recognition and Retention Plan and Trust, for which Mr. Hein acts as co-trustee, which are not allocated to Mr. Hein. This figure does not include 7,366 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. Hein.

(8) This figure includes 638 shares of Common Stock awarded to Mr. Macosko, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Macosko possesses the power to direct the exercise of voting rights. This figure does not include 1,748 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. Macosko.

(9) This figure includes 1,963 shares of Common Stock held individually by Mrs. McCullough through an IRA account. This figure also includes 531 shares of Common Stock awarded to Mr. McCullough, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. McCullough possesses the power to direct the exercise of voting rights. This figure does not include 1,316 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. McCullough.

(10) Mr. Meegan is a Prestige Bank Director. This figure includes 650 shares of Common Stock awarded to Mr. Meegan, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Meegan possesses the power to direct the exercise of voting rights.

(11) This figure includes 650 shares of Common Stock awarded to Mr. Nania, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Nania possesses the power to direct the exercise of voting rights.

(12) This figure is based on a Schedule 13D collectively filed on May 31, 2000 on behalf of Morris Propp and Melvin Heller. This figure includes 521 shares of Common Stock awarded to Mr. Propp, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Propp possesses the power to direct the exercise of voting rights.

(13) This figure includes 702 shares of Common Stock held by Mr. Schoen or Mrs. Schoen as custodian for minor children. This figure does not include shares of Common Stock of the Company owned by the ESOP for which Mr. Schoen acts as a co-trustee. This figure does not include shares of Common Stock of the Company held in the Management Recognition and Retention Plan and Trust, for which Mr. Schoen acts as co-trustee, which are not allocated to Mr. Schoen. This figure also includes 557 shares of Common Stock awarded to Mr. Schoen, but not yet vested, currently held by the Management Recognition and Retention Plan and Trust over which shares Mr. Schoen possesses the power to direct the exercise of voting rights. This figure does not include 1,423 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mr. Schoen.

(14) This figure also includes 2,026 shares of Common Stock awarded to Mrs. White, but not yet vested currently held by the Management Recognition and Retention Plan and Trust over which shares Mrs. White possesses the power to direct the exercise



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         of voting rights. This figure also includes 2,196 shares of Common
         Stock allocated to the account of Mrs. White established under the terms of the ESOP over which shares Mrs. White possesses the power to direct the exercise of voting rights. This figure does not include 16,076 shares of Common Stock of the Company covered by vested options to purchase Common Stock of the Company held by Mrs. White.

(15) See footnotes 5 and 6 to the table of "5% or Better Beneficial Ownership" set forth above.

    Submitted below is an amendment to Part II of the Quarterly Form 10-Q for the period ended March 31, 2001.

Item 4.       Submission of Matters to a Vote of Security-Holders
              ---------------------------------------------------
              b)  1.  Patricia A. White, elected to new three year term
                  2.  Michael R. Macosko, elected to new three year term
                  3.  Morris Propp, elected to a three year term
                  4.  James A. Nania
                  5.  Mark R. Schoen
                  6.  Charles P. McCullough
                  7.  Martin W. Dowling

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Date:        May 17, 2001
                              ------------------------------------------------

                        Registrant:  PRESTIGE BANCORP, INC.
                                   -------------------------------------------

                        Signature:   /s/ Mark R. Schoen
                                  --------------------------------------------

                        Title: Chairman, Chief Executive Officer and President




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